UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21814
PNC Absolute Return Master Fund LLC
(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201
(Address of principal executive offices) (Zip code)
John M. Loder, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-239-0418
Date of fiscal year end: March 31
Date of reporting period: September 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

PNC Absolute Return Funds
Table of Contents
September 30, 2011 (Unaudited)

PNC Absolute Return Master Fund LLC
Master Fund Commentary (Unaudited)
Six-Month Period Ended September 30, 2011
Dear Members:
PNC Absolute Return Master Fund LLC* (the “Master Fund”) returned -3.31%, net of all fees and expenses, for the six months ended September 30, 2011 (the “Reporting Period”). In comparison, the S&P 500® Index1 declined 13.78% for the same period, while the HFRX Absolute Return® Index2 fell 4.31%.
Global equity markets sold off sharply during the six months ended September 30, 2011, with the S&P 500® Index falling considerably in five out of the reported six months. Meanwhile, U.S. Treasuries and investment grade fixed income products gained in five of the six months as investors sought safety in a volatile market environment.
The Reporting Period started strong in April, as the major indices all advanced on news of solid corporate profits and prospects for continued low interest rates. Negative news surrounding conflicts in the Middle East, rising oil prices, and lower than expected GDP in the U.S. were brushed off, as major domestic indices neared all time highs in April and the Master Fund returned a positive 0.74%.
Concerns over risk assets started to develop in May, however, due to renewed fears over European sovereign debt issues and weaker than expected U.S. and global economic data. Commodities witnessed a sharp reversal with silver falling 21% and oil declining 10%. Looking for safety, investors fled to U.S. Treasuries and investment grade fixed income products. For the month of May, the Master Fund declined 0.93%.
Volatility continued into June, with traditional equity markets falling roughly 5% throughout the first three weeks of the month before reversing course in the final trading days in response to macro events, both domestic and global. Growing concerns over the U.S. debt ceiling debate, the end of the Federal Reserve’s Quantitative Easing program, and Greek austerity measures dominated the headlines. The Master Fund fell 1.21% in June.
Due to defensive positioning and low market exposures, hedge funds were able to protect capital in July as the traditional equity markets continued their decline. Though markets continued to react to negative macro news, hedge fund managers generated alpha by concentrating on second quarter earnings and reports of forward guidance. Macro and Credit-focused managers fared the best due to exposures to government bonds and certain commodities. The Master Fund gained 0.39%, while the S&P 500® Index declined 2.03% and the Barclays Aggregate Bond® Index3 gained 1.59%.
Market turmoil culminated in August as the combination of the U.S. debt downgrade, European sovereign debt issues, and overall lower global growth expectations triggered a strong selloff in risk assets. The S&P 500® Index fell as much as 17% on the month, before climbing back to finish down 5.43%. High correlations amongst asset classes made for a challenging environment for hedge fund managers. In an attempt to avoid a 2008-like collapse, fund managers significantly reduced their exposures causing them to miss the late-month rally. The Master Fund declined 1.15% on the month.
The final month of the Reporting Period witnessed another sharp sell-off in global equity markets. Headlines centered around the European fiscal situation as well as lower sentiment in the U.S. Fortunately, hedge funds entered the month conservatively positioned with low gross and net exposures and decreased leverage. The S&P 500® Index declined 7.03%, while smaller-cap equities fared worse, as the Russell 2000® Index4 fell 11.21%. The Master Fund, however, declined 1.18%. Though, there are concerns that this may be another 2008-like market environment, investors are encouraged by relative strength across the financial system, corporate America, and consumer balance sheets compared to 2008.
Manager Highlights
Brevan Howard, L.P. (“Brevan Howard”) is a global macro fund with a roughly 5% positioning in the portfolio. The manager returned over 9% during the Reporting Period predominately on long exposure to U.S. Treasuries as well as short positions in the U.S. Dollar and Euro against a basket of Asian currencies.
COMAC Global Macro Fund, L.P. (“COMAC”), similar to Brevan Howard, is a global macro manager and returned over 9% during the Reporting Period. Strong performance was benefitted by a short position in the U.S. Dollar, long positions in commodities, and long exposure to the short end of the U.S. Treasury yield curve.
Ionic Capital Partners, L.P. (“Ionic”) is the sole volatility-related manager in the portfolio and is designed to hedge the portfolio against extreme volatility scenarios. Ionic returned 6.58% for the Reporting Period as volatility jumped and global equity markets sold off through July, August, and September.
During the Reporting Period, the Master Fund placed full redemptions for Argonaut Macro Partnership, L.P., Claren Road Credit Partners, L.P., and PFM Diversified Fund, L.P.
Looking Ahead
Upon the recommendation of PNC Capital Advisors, LLC, the Manager to the Master Fund, PNC Absolute Return Fund LLC and PNC Absolute Return TEDI Fund LLC (collectively, the “Funds”), on October 4, 2011 the Board of Directors of the Funds voted to liquidate the Funds. It is anticipated that the liquidation of the Funds will be completed by December 31, 2011, or soon thereafter.
Sincerely,
PNC Capital Advisors, LLC

*	The Master Fund commenced investment operations on July 1, 2006. The performance and portfolio holdings discussed herein include the past performance and portfolio holdings of a predecessor fund with the same investment objective and strategies that transferred all of its assets to the Master Fund on July 1, 2006.

[1]	The S&P 500® Index is a capitalization weighted index of 500 of the largest companies trading on the NYSE, as selected by Standard & Poor’s. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the index includes exposure to all sectors and industries. An investor may not invest directly in the index.

[2]	The HFRX Absolute Return® Index is an investable hedge fund index designed to provide consistent returns with minimal correlation to the equity and fixed income markets.

[3]	The Barclays Aggregate Bond® Index is a market-weighted, intermediate-term bond index that encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds. It is an unmanaged index frequently used as a general measure of bond market performance. An investor may not invest directly into the index.

[4]	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Past performance is no guarantee of future results.

PNC Absolute Return Funds
Organizational Structure Summary (Unaudited)
Six-Month Period Ended September 30, 2011
PNC Absolute Return Fund LLC (the “Fund”) and PNC Absolute Return TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Feeder Funds’ interests (“Interests”) are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.
The Feeder Funds seek capital appreciation and achieve this by investing substantially all of their assets in PNC Absolute Return Master Fund LLC (the “Master Fund”), a closed-end, non-diversified, investment management company organized under the laws of the state of Delaware and registered under the 1940 Act, with the same investment objective as the Feeder Funds. The Feeder Funds and Master Fund are referred to collectively within as the Funds.
The TEDI Fund is designed for investment by tax-exempt investors, including 401(k) plans and individual retirement accounts (“IRAs”) and invests substantially all of its investable assets in the Master Fund through a sole purpose intermediate entity, the PNC Absolute Return Cayman Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objectives as the TEDI Fund and Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 16.2% of the Master Fund as of September 30, 2011. As the TEDI Fund controls all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.
This form of structure is commonly referred to as a “master-feeder” structure. Within this structure, the Feeder Funds invest all or substantially all of their investable assets in the Master Fund. The Feeder Funds’ investment objectives are the same as those of the Master Fund.
The Master Fund’s investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500® Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

PNC Absolute Return Funds
Organizational Structure Summary (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
The following diagram is intended as a simplified illustration of the master-feeder structure:

PNC Absolute Return Master Fund LLC
Schedule of Investments (Unaudited)
Six-Month Period Ended September 30, 2011

			% of
			Members’
	Cost	Value	Capital
Investment Funds*
Credit Based
Brigade Leveraged Capital Structures Fund, L.P.	$803,930	$1,025,087	3.80%
Chatham Asset Partners High Yield Fund	880,000	884,094	3.27
GSO Liquidity Partners L.P.	88,941	80,960	0.30
GSO Special Situations Fund, L.P.	178,132	244,322	0.90
MKP Credit, L.P.	1,193,430	1,906,535	7.06

Total Credit Based	3,144,433	4,140,998	15.33
Event-Driven
Canyon Value Realization Fund, L.P.	112,931	168,201	0.62
Castlerigg Partners, L.P.	26,428	16,219	0.06
Cerberus SPV, LLC	836,047	1,610,794	5.96
Lenado Partners, Series A of Lenado Capital Partners L.P.	339,189	75,575	0.28
Luxor Capital Partners L.P.	880,000	933,379	3.46
Montrica Global Opportunities Fund, L.P.	156,078	81,870	0.30
Taconic Opportunity Fund, L.P.	859,477	1,103,418	4.09
Trian Partners	1,000,000	965,518	3.58

Total Event-Driven	4,210,150	4,954,974	18.35
Global Macro
Brevan Howard, L.P.	597,239	1,377,411	5.10
COMAC Global Macro Fund, L.P.	1,000,000	1,197,077	4.43
Prologue Delaware Feeder Fund L.P.	1,100,000	1,137,065	4.21

Total Global Macro	2,697,239	3,711,553	13.74
The accompanying notes are an integral part of the financial statements.

PNC Absolute Return Master Fund LLC
Schedule of Investments (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011

			% of
			Members’
	Cost	Value	Capital

Investment Funds* (continued)
Hedged Equity
Ascend Partners Fund II L.P.	$1,100,000	$1,042,740	3.86%
Atlas Global, LLC	1,500,000	1,859,444	6.89
Indus Europe Fund L.P.	1,000,000	935,304	3.46
Karsch Capital II L.P.	1,000,000	904,574	3.35
Perry Partners, L.P.	55,590	68,052	0.25
SAC Multi-Strategy Fund L.P.	44,706	48,556	0.18

Total Hedged Equity	4,700,296	4,858,670	17.99
Managed Futures
BlueTrend Fund L.P. (Class A)	762,473	963,377	3.57

Total Managed Futures	762,473	963,377	3.57
Multi-Strategy
Amaranth Partners, L.L.C.	156,400	93,903	0.35
Goldman Sachs Investment Partners	740,575	825,200	3.05
HBK SLV, LP	46,483	39,418	0.15
Millennium USA, LP	860,737	1,180,096	4.37

Total Multi-Strategy	1,804,195	2,138,617	7.92
Volatility
Ionic Capital Partners L.P.	880,000	892,872	3.31

Total Volatility	880,000	892,872	3.31

Total Investment Funds	18,198,786	21,661,061	80.21

Affiliated Registered Investment Company
PNC Advantage Institutional Money Market Fund Institutional
Shares, 0.05% (a)	722,762	722,762	2.68

Total Investments	$18,921,548	22,383,823	82.89

Other Assets and Other Liabilities (Net)		4,620,779	17.11

Members’ capital		$27,004,602	100.00%

*	All Investment Funds are non-income producing. See Note 3 for additional information on liquidity of Investment Funds.

(a)	Rate shown is the 7-day effective yield as of September 30, 2011.
The accompanying notes are an integral part of the financial statements.

PNC Absolute Return Master Fund LLC
Schedule of Investments (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
As of September 30, 2011, the fair value of the Master Fund’s investments by country as a percentage of Members’ capital is as follows:

Country	Cost	Value
Cayman Islands - 0.30%	$156,078	$81,870
United States - 82.59%	18,765,470	22,301,953

	$18,921,548	$22,383,823

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $18,921,548. Net unrealized appreciation on investments for tax purposes was $3,462,275 consisting of $4,139,713 of gross unrealized appreciation and $677,438 of gross unrealized depreciation.
The investments in Investment Funds shown above, representing 80.21% of Members’ capital, have been fair valued in accordance with procedures established by the Board.
The accompanying notes are an integral part of the financial statements.

PNC Absolute Return Funds
Statements of Assets and Liabilities (Unaudited)
September 30, 2011

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
Assets
Investment in Master Fund (cost $18,268,996 and $5,273,331, respectively)	$22,635,903	$4,368,699	$—
Investment Funds, at value (cost $18,198,786)	—	—	21,661,061
Investment in affiliated registered investment company, at value (cost $722,762)**	—	—	722,762
Cash	29	—	—
Receivable from fund investments sold	—	—	4,831,854
Restricted Cash	102,761	—	—
Receivable from Manager	134,002	89,231	—
Other receivables	1,941	1,745	17,201

Total assets	22,874,636	4,459,675	27,232,878

Liabilities
Notes payable for tender offers	102,761	—	—
Management fee payable	—	—	85,439
Incentive fee payable	74,939	3,011	—
Administration fees payable	4,394	4,394	14,365
Directors’ fees payable	24	23	8,442
Deferred compensation	1,745	1,745	17,201
Due to Manager	—	—	248
Tax Service fees payable	47,364	49,562	64,892
Other accrued expenses	32,327	37,328	37,689

Total liabilities	263,554	96,063	228,276

Members’ capital	$22,611,082	$4,363,612	$27,004,602

Members’ capital
Net capital contributions	$18,244,175	$5,268,244	$23,542,327
Accumulated net unrealized appreciation/depreciation on investments	4,366,907	(904,632)	3,462,275

Members’ capital	$22,611,082	$4,363,612	$27,004,602

*	A consolidated Statement of Assets and Liabilities has been presented.

**	See Note 5 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Statements of Operations (Unaudited)
Six-Month Period Ended September 30, 2011

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
Net investment loss allocated from Master Fund
Expenses	$(286,351)	$(54,749)	$—

Operating expenses
Management fees	—	—	172,997
Administration fees	37,354	13,471	28,422
Legal fees	20,305	20,305	24,109
Tax service fees	17,586	17,586	24,614
Directors’ fees	3,774	3,774	48,687
Printing fees	18,350	18,350	2,622
Audit fees	7,438	7,438	7,438
Incentive fee	10,420	132	—
Custodian fees	10	20	7,609
Registration fees	3,056	3,056	—
Line of credit facility fees	—	—	6,111
Tax expense	—	—	4,104
Other expenses	12,372	7,309	14,387

Total operating expenses	130,665	91,441	341,100

Less:
Expense waiver/reimbursement from Manager	(168,216)	(83,809)	—

Net operating expenses	(37,551)	7,632	341,100

Net investment loss	(248,800)	(62,381)	(341,100)

Net realized and unrealized gain/(loss) on investments:
Net realized gain allocated from Master Fund	581,161	112,659	—
Net realized gain from investments	—	—	693,820
Net change in unrealized appreciation/depreciation allocated from Master Fund	(834,738)	(161,931)	—
Net change in unrealized appreciation/depreciation on investments	—	—	(996,669)

Net realized and unrealized loss on investments	(253,577)	(49,272)	(302,849)

Net decrease in Members’ capital from operating activities	$(502,377)	$(111,653)	$(643,949)

*	A consolidated Statement of Operations has been presented.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Statements of Changes in Members’ Capital (Unaudited)

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
For the year ended March 31, 2011

From operating activities
Net investment loss	$(354,080)	$(106,132)	$(670,346)
Net realized gain allocated from Master Fund	897,267	137,581	—
Net realized gain from investments	—	—	1,034,848
Net change in unrealized appreciation/depreciation allocated from Master Fund	511,555	37,755	—
Net change in unrealized appreciation/depreciation on investments	—	—	549,310

Net increase in Members’ capital from operating activities	1,054,742	69,204	913,812

Members’ capital transactions
Sales of Interests	600,000	775,000	1,940,921
Cost of Interests repurchased (net of adjustment for prior period tenders of $14,870 and $(5,752), respectively)	(2,106,321)	(5,752)	(2,320,947)

Net increase/(decrease) in Members’ capital from capital transactions	(1,506,321)	769,248	(380,026)

Members’ capital
Balance at beginning of year	23,546,215	2,628,813	26,033,665

Balance at end of year	$23,094,636	$3,467,265	$26,567,451

For the six-month period ended September 30, 2011

From operating activities
Net investment loss	$(248,800)	$(62,381)	$(341,100)
Net realized gain allocated from Master Fund	581,161	112,659	—
Net realized gain from investments	—	—	693,820
Net change in unrealized appreciation/depreciation allocated from Master Fund	(834,738)	(161,931)	—
Net change in unrealized appreciation/depreciation on investments	—	—	(996,669)

Net decrease in Members’ capital from operating activities	(502,377)	(111,653)	(643,949)

Members’ capital transactions
Sales of Interests (net of adjustment for prior period tenders of $(18,823) and $(8,000), respectively) **	18,823	1,008,000	1,153,511
Cost of Interests repurchased	—	—	(72,411)

Net increase in Members’ capital from capital transactions	18,823	1,008,000	1,081,100

The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Statements of Changes in Members’ Capital (Continued) (Unaudited)

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
For the six-month period ended September 30, 2011 (continued)

Members’ capital
Balance at beginning of period	23,094,636	3,467,265	26,567,451

Balance at end of period	$22,611,082	$4,363,612	$27,004,602

*	A consolidated Statement of Changes in Members’ capital has been presented.

**	See Note 3H in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Statements of Cash Flows (Unaudited)
Six-Month Period Ended September 30, 2011

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
Cash flows from operating activities
Net decrease in Members’ capital from operating activities	$(502,377)	$(111,653)	$(643,949)
Adjustments to reconcile net decrease in Members’ capital from operating activities to net cash provided by/(used in) operating activities:
Net realized gain from investments	—	—	(693,820)
Net change in unrealized appreciation/depreciation on investments	—	—	996,669
Purchases of investment in Master Fund	(198,830)	(1,032,631)	—
Purchases of investments	—	—	(5,200,196)
Proceeds from sale of investments	—	—	5,724,742
Net investment loss and realized/unrealized gain on investments allocated from Master Fund	539,928	104,021	—
Net sale of short-term investments	—	—	984,798
Increase in receivable from fund investments sold	—	—	(4,273,007)
Decrease in restricted cash	96,273	150,249	—
Decrease in receivable from Master Fund for tender offers	1,027,611	—	—
Decrease in fund investments made in advance	—	—	3,000,000
Decrease/(increase) in receivable from Manager	65,116	(53,211)	31,305
Decrease in prepaid expenses	—	—	5,014
Decrease/(increase) in other receivable	(125)	71	(4,791)
Increase/(decrease) in administration fees payable	7,167	7,167	(576)
Increase/(decrease) in deferred compensation	(71)	(71)	4,791
Increase in directors’ fees payable	3,774	3,773	6,568
Decrease in incentive fee payable	(5,216)	(250)	—
Decrease in management fee payable	—	—	(2,262)
Increase in tax service fees payable	47,364	49,562	64,892
Increase/(decrease) in other accrued expenses	32,665	25,222	(45,449)

Net cash provided by/(used in) operating activities	1,113,279	(857,751)	(45,271)

Cash flows from financing activities
Proceeds from sales of Interests	18,823	8,000	1,153,511
Cost of Interests repurchased	(1,132,102)	(150,249)	(1,108,240)

Net cash provided by/(used in) financing activities	(1,113,279)	(142,249)	45,271

Net change in cash	—	(1,000,000)	—

Cash
Beginning of period	29	1,000,000	—

End of period	$29	$—	$—

*	A consolidated Statement of Cash Flows has been presented.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Fund LLC
Financial Highlights (Unaudited)

	Six-month
	period		Year	Year	Year	Year	Year
	ended		ended	ended	ended	ended	ended
	September		March 31,	March 31,	March 31,	March 31,	March 31,
	30, 2011		2011	2010	2009	2008	2007 *
Total return before incentive fee(1)	(2.28	%) (2)	3.86%	13.75%	(17.59%)	3.29%	6.25%
Incentive fee	(0.04	%) (2)	0.58%	0.00%	0.00%	(0.03%)	(0.39%)

Total return after incentive fee(1)	(2.32	%) (2)	4.44%	13.75%	(17.59%)	3.26%	5.86%

Members’ capital, end of period (000’s)	$22,611		$23,095	$23,546	$36,640	$50,485	$53,123

Ratios to average net assets(3)
Net investment loss ratio,
before waivers and reimbursements	(3.52	%) (4)	(2.86%)	(2.87%)	(2.71%)	(2.53%)	(2.70%)
net of waivers and reimbursements	(2.10	%) (4)	(1.44%)	(1.99%)	(1.93%)	(2.00%)	(2.17%)

Expense ratio before incentive fee,
before waivers and reimbursements	3.44	% (4)	3.44%	2.90%	2.80%	2.55%	2.40%
net of waivers and reimbursements	2.02	% (4)	2.02%	2.02%	2.02%	2.02%	1.87%

Expense ratio before incentive fee, net of waivers and reimbursements	2.02	% (4)	2.02%	2.02%	2.02%	2.02%	1.87%
Incentive fee	0.04	% (2)	(0.58%)	0.00%	0.00%	0.05%	0.39%

Expense ratio after incentive fee, net of waivers and reimbursements	2.06	% (4)	1.44%	2.02%	2.02%	2.07%	2.26%

Portfolio turnover(5)	20.51	% (2)	14.20%	24.52%	11.39%	14.22%	35.12%

*	On July 1, 2006, the Fund converted into a feeder fund of PNC Absolute Return Master Fund LLC. Performance information prior to July 1, 2006 was that of the stand-alone Fund.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has contractually agreed to waive certain Fund expenses. See Note 4C in Notes to Financial Statements.

(4)	Annualized.

(5)	The portfolio turnover shown represents the Master Fund’s portfolio turnover for July 1, 2006 to March 31, 2007, the years ended March 31, 2008, March 31, 2009, March 31, 2010, March 31, 2011, and the six-month period ended September 30, 2011. Portfolio turnover for the Fund from April 1, 2006 to June 30, 2006 was 4.21%. Portfolio turnover is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return TEDI Fund LLC
Consolidated Financial Highlights (Unaudited)

	Six-month
	period		Year	Year	Year	Year	Period
	ended		ended	ended	ended	ended	ended
	September		March 31,	March 31,	March 31,	March 31,	March 31,
	30, 2011		2011	2010	2009	2008	2007 *
Total return before incentive fee(1)	(2.81	%) (2)	2.63%	13.29%	(18.68%)	3.01%	3.85	% (2)
Incentive fee	0.00	% (2)(3)	0.09%	(0.09%)	0.00%	0.00%	(0.35	%) (2)

Total return after incentive fee(1)	(2.81	%) (2)	2.72%	13.20%	(18.68%)	3.01%	3.50	% (2)

Members’ capital, end of period (000’s)	$4,364		$3,467	$2,629	$3,733	$4,467	$2,825

Ratios to average net assets(4)
Net investment loss ratio,
before waivers and reimbursements	(6.54	%) (5)	(7.18%)	(6.33%)	(5.45%)	(5.70%)	(10.16	%) (5)
net of waivers and reimbursements	(2.79	%) (5)	(2.91%)	(2.81%)	(2.42%)	(2.40%)	(3.59	%) (5)

Expense ratio before incentive fee,
before waivers and reimbursements	6.54	% (5)	7.27%	6.27%	5.55%	5.77%	9.56	% (5)
net of waivers and reimbursements	2.79	% (5)	3.00%	2.74%	2.52%	2.47%	2.99	% (5)

Expense ratio before incentive fee, net of waivers and reimbursements	2.79	% (5)	3.00%	2.74%	2.52%	2.47%	2.99	% (5)
Incentive fee	0.00	% (2)(3)	(0.09%)	0.09%	0.00%	0.00%	0.51	% (2)

Expense ratio after incentive fee, net of waivers and reimbursements	2.79	% (5)	2.91%	2.83%	2.52%	2.47%	3.50	% (5)

Portfolio turnover(6)	20.51	% (2)	14.20%	24.52%	11.39%	14.22%	35.12	% (2)

*	The TEDI Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Less than 0.005%.

(4)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has voluntarily agreed to waive certain TEDI Fund expenses. See Note 4C in Notes to Financial Statements.

(5)	Annualized.

(6)	The portfolio turnover shown represents the Master Fund’s portfolio turnover and is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Master Fund LLC
Financial Highlights (Unaudited)

	Six-month
	period		Year	Year	Year	Year	Period
	ended		ended	ended	ended	ended	ended
	September		March 31,	March 31,	March 31,	March 31,	March 31,
	30, 2011		2011	2010	2009	2008	2007 *
Total return(1)	(3.31	%) (2)	3.44%	13.43%	(17.62%)	3.29%	4.42	% (2)

Members’ capital, end of period (000’s)	$27,005		$26,567	$26,034	$40,345	$55,100	$56,079

Ratios to average net assets(3)
Net investment loss	(2.42	%) (4)	(2.38%)	(2.16%)	(2.03%)	(1.93%)	(1.92	%) (4)
Net operating expenses	2.42	% (4)	2.38%	2.19%	2.12%	2.00%	2.02	% (4)

Portfolio turnover rate	20.51	% (2)	14.20%	24.52%	11.39%	14.22%	35.12	% (2)

*	The Master Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all the Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income and expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of income and expenses assessed to a Member’s capital account may vary from these ratios based on the timing of capital transactions.

(4)	Annualized.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Notes to Financial Statements (Unaudited)
Six-Month Period Ended September 30, 2011
1.	Organization

PNC Absolute Return Fund LLC (the “Fund”), PNC Absolute Return TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”) and PNC Absolute Return Master Fund LLC (the “Master Fund”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Fund’s and TEDI Fund’s interests are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.

The Fund was formed on May 8, 2002 and commenced investment operations on December 30, 2002. On August 11, 2005, the Fund’s Board of Directors (the “Board”) approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the Members at a special meeting held on October 7, 2005. On July 1, 2006, the Fund transferred all of its investable assets totaling $55,921,867, including its interests in the underlying investment funds, to the Master Fund. The Fund owned 83.8% of the Master Fund as of September 30, 2011.

The TEDI Fund was formed on August 4, 2005 with operations commencing on July 1, 2006. The TEDI Fund invests substantially all of its investable assets into the PNC Absolute Return Cayman Fund LDC (the “Offshore Fund”), which commenced operations on July 1, 2006. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 16.2% of the Master Fund as of September 30, 2011. As the TEDI Fund controls all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.

The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $55,921,867 (comprised of $54,892,511 of fund investments, $796,101 of cash, $232,881 of receivable from fund investments sold, and $374 of dividends receivable) from the Fund on July 1, 2006. Unrealized appreciation on the fund investments of $12,732,962 was included in the transfer.

The Master Fund’s investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

The Board has overall responsibility for the oversight of the operations of the Fund, TEDI Fund and Master Fund (the “Funds”) on behalf of the Members. The Board consists of persons who are not “interested persons” (as defined in the 1940 Act).

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
PNC Capital Advisors, LLC (the “Manager”), a Delaware limited liability company, serves as manager of the Funds pursuant to an Investment Management Agreement, each with the Fund, TEDI Fund and Master Fund, dated January 22, 2010. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). The Manager supervises the management of the day-to-day operations of the Funds subject to the supervision of the Board.

At September 30, 2011, PNC Investment Company, LLC, an affiliate of the Manager, had capital balances in the Fund and TEDI Fund of $19,919,101 (87.7%) and $133,353 (3.1%), respectively.

The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Alternative Solutions LLC (the “Adviser”) pursuant to an Investment Advisory Agreement dated January 22, 2010. The Adviser is registered as an investment adviser under the Advisers Act.

Generally, initial and additional subscriptions for limited liability company interests (“Interests”) by eligible Members may be accepted at such times as the Funds may determine. The Funds reserve the right to reject any subscriptions for Interests in the Funds. The Funds from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion. The financial statements of the Master Fund should be read in conjunction with the financial statements of the Fund and the consolidated financial statements of the TEDI Fund (altogether, the “Financial Statements”).

2.	Recent Accounting Developments

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact on the Master Fund’s Members’ capital or results of operations.

3.	Significant Accounting Policies

The Funds’ Financial Statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of the significant accounting policies followed by the Funds:

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
A.	Portfolio Valuation

The net asset values (assets less liabilities, including accrued fees and expenses) of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Feeder Funds’ investment in the Master Fund represents substantially all of the Feeder Funds’ assets. All investments owned are carried at fair value, which is the portion of the net asset values of the Master Fund held by the Feeder Funds.
The Master Fund’s investment valuation policy is set forth below.
B.	Investment Valuation

The Master Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of Investment Funds as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund’s interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.
Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange, and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.
In accordance with GAAP, authoritative guidance on fair value measurements and disclosures establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011

• Level 1	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund can access at the measurement date;

• Level 2	Quoted prices which are not in active markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3	Inputs which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the existence or absence of certain restrictions at the measurement date. If the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term (within one quarter of the measurement date) at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem at its option from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund’s investments are measured at September 30, 2011:

Investments by Investment Strategy	Level 1	Level 2	Level 3	Total

Investment Funds
Credit Based	$—	$1,909,181	$2,231,817	$4,140,998
Event-Driven	—	933,379	4,021,595	4,954,974
Global Macro	—	2,574,488	1,137,065	3,711,553
Hedged Equity	—	4,742,062	116,608	4,858,670
Managed Futures	—	963,377	—	963,377
Multi-Strategy	—	1,180,096	958,521	2,138,617
Volatility	—	892,872	—	892,872
Affiliated Registered Investment Company	722,762	—	—	722,762

Total Investments by Investment Strategy	$722,762	$13,195,455	$8,465,606	$22,383,823

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The Master Fund did not have any transfers between Level 1 and Level 2 during the six-month period ended September 30, 2011.

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
The following table summarizes the changes in fair value of the Master Fund’s Level 3 investments for the six-month period ended September 30, 2011.

			Change in
			unrealized			Net Level 3	Balance as of
	Balance as of	Realized gain /	appreciation /			transfers	September 30,
Description	March 31, 2011	(loss)	depreciation	Purchases	Sales	in/(out)	2011

Credit Based	$2,372,399	$10,199	$(51,117)	$—	$(99,664)	$—	$2,231,817
Event-Driven	3,630,735	106,375	(285,479)	1,000,000	(430,036)	—	4,021,595
Global Macro	872,521	(45,584)	44,544	1,100,000	(834,416)	—	1,137,065
Hedged Equity	149,901	4,678	(5,753)	164	(32,382)	—	116,608
Multi-Strategy	2,115,323	105,805	(146,709)	—	(1,115,898)	—	958,521

Total	$9,140,879	$181,473	$(444,514)	$2,100,164	$(2,512,396)	$—	$8,465,606

	Credit Based	Event-Driven	Global Macro	Hedged Equity	Multi-Strategy
Change in unrealized
appreciation/depreciation included in
earnings related to the securities still
held at reporting date	$(42,860)	$(174,676)	$37,065	$(1,254)	$(20,116)
For the six-month period ended September 30, 2011, there have been no significant changes to the Master Fund’s fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on September 30, 2011.
C.	Income Recognition and Security Transactions

Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund or Master Fund. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis.
Distributions from an Investment Fund, if any, will be classified as investment income or realized gains in the Statement of Operations of the Master Fund, or alternatively, as a decrease to the cost of the Investment Fund based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.
The Feeder Funds will bear, as investors in the Master Fund, their share of the income, realized and unrealized gains and losses of the Master Fund.
D.	Segregated Investments

A portion of the Feeder Funds’ investments in the Master Fund are segregated to cover amounts due to Feeder Funds for tender offers. In addition, certain of the Master Fund’s investments may be segregated to finance the repurchase of Interests from tender offers.
E.	Fund Expenses

The Funds bear all expenses incurred in their businesses other than those that the Manager assumes. The expenses of the Funds include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
Master Fund allocates the expenses it incurs to the Feeder Funds. In addition, the Master Fund pays the expense allocated to, and incurred by, the Feeder Funds and is reimbursed by the Feeder Funds through the redemption of Interests by the Feeder Funds. Expenses common to all Funds are allocated to the Funds using methodologies appropriate for a given circumstance including a fixed or straight-line allocation across Funds and/or on the basis of Members’ capital of the Funds.
The Investment Managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund’s investment and an incentive or performance fee based upon the Master Fund’s share of net profits in the Investment Fund. For the six-month period ended September 30, 2011, allocations/fees for these services ranged from 0.5% to 2.0% annually for management fees and ranged from 20% to 25% annually for the performance or incentive allocations.
F.	Income Taxes

The Funds intend to operate, and have elected to be treated, as partnerships for Federal income tax purposes. Each Member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2008, 2009, 2010 and 2011 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Funds are subject to other filing requirements. The Funds may make payments to state and local tax agencies during the year for interest and/or penalties. Such payments, if any, are shown as a tax expense on each Fund’s Statement of Operations.
The Funds review and evaluate tax positions in their major jurisdictions and determine whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Funds have determined the major tax jurisdictions where the Funds are organized and where the Master Fund makes investments; however, no reserves for uncertain tax positions were required to have been recorded for any of the Funds’ open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying Financial Statements.
On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.
G.	Distribution Policy

The Feeder Funds have no present intention of making periodic distributions of net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.
H.	Capital Accounts

Monthly net profits or net losses of the Fund, TEDI Fund and Master Fund will be allocated to the capital accounts of the respective fund’s Members as of the last day of each month-end in accordance with Members’ respective investment percentages of the Fund, TEDI Fund or Master Fund. Net profits or net losses will be measured as the net change in the value of the Members’ capital of the respective fund during a month, or portion thereof, before giving effect

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
to any repurchases of interest in the fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the fund, such as incentive fees and withholding taxes, other than in accordance with the Members’ respective investment percentages.
Interests or portions of Interests in Members’ capital that have been tendered and accepted by the Funds for repurchase are reclassified as Notes payable for tender offers in the Statements of Assets and Liabilities. A Member will continue to receive an allocation of net profits or net losses in respect to the tendered interest of the respective fund during the fiscal period through the valuation date stated in the tender offer. Variances between prior period estimated tender amounts and the final accepted amounts at valuation date are reflected as increases or decreases to capital in the current reporting period and are included in the Feeder Funds’ cost of Interests repurchased (net of adjustment for prior period tenders) on the Statements of Changes in Members’ Capital.
I.	Restricted Cash

The Feeder Funds hold non-interest bearing restricted cash, which serves as collateral for the notes payable for the tender offers. As of September 30, 2011, the Fund and TEDI Fund held restricted cash balances of $102,761 and $0, respectively.
J.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Funds’ financial statements are reasonable and prudent; however, actual results could differ from these estimates.
4. Related Party Transactions
A.	Management Fees

The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the Members’ capital of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.
B.	Incentive Fees

The Feeder Funds pay the Manager an annual incentive fee (“Incentive Fee”), payable at the fiscal period-end (the “Incentive Period”), equal to 10% of each Member’s net profits in excess of such Member’s “Loss Carryforward Amount” and the “Benchmark Return”. The Loss Carryforward Amount for each Member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each Member’s capital account for such Incentive Period. The Benchmark Return is a non-cumulative return, determined from the first date of the fiscal year, except if a Member’s initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
immediately preceding calendar quarters, as published by Bloomberg, L.P. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee. A reduction in prior year incentive fees is reflected as a negative incentive fee on the Statement of Operations and Financial Highlights.
C.	Expense Limitation

Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed 2.02% of the Fund’s average Members’ capital. The Expense Limitation Agreement will remain in effect through June 30, 2012 and will automatically renew for successive one year periods thereafter unless the Manager, the Fund or the Fund and the Master Fund provide at least 30 days written notice of termination to the other parties. Certain operating expenses of the TEDI Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to Members.
D.	Administration and Other Fees

The Funds have also retained the Manager to serve as the administrator and pay the Manager an administration fee at an annual rate of 0.20% and 0.25% of Members’ capital of the Master Fund and Feeder Funds, respectively, plus a $15,000 flat fee for each Feeder Fund. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as sub-administrator to provide administrative, accounting and investor services, as well as serve in the capacity of transfer and distribution disbursing agent for the Funds. As compensation for services provided, the Manager pays BNY Mellon a fee pursuant to a written agreement between the Manager and BNY Mellon. BNY Mellon also serves as escrow agent for the Feeder Funds.
BNY Mellon Investment Servicing Trust Company serves as custodian for the Master Fund’s and Feeder Funds’ assets.
E.	Board Fees

Each Board member receives an annual retainer, payable quarterly in arrears by the Master Fund of $6,333 plus a $500 fee for each regular meeting attended, as well as a fee for special or telephonic meetings. Each Board member also receives an annual retainer of $1,000 for each Feeder Fund. The Board members will not receive any fees from the Feeder Funds for attending regular, special or telephonic Board meetings. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional annual retainer from the Master Fund of $3,000 and $667, respectively. The Funds also reimburse all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund, TEDI Fund and Master Fund for the six-month period ended September 30, 2011 were $44,637, $11,597 and $48,687, respectively, which includes $40,864 and $7,823 allocated from the Master Fund to the Fund and TEDI Fund, respectively.
Directors who receive fees are eligible for participation in the Funds’ Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
5.	Investment in Affiliated Registered Investment Company

Pursuant to Securities and Exchange Commission rules, the Master Fund may invest in affiliated money market funds offered by PNC Funds and PNC Advantage Funds, each an investment management company registered under the 1940 Act for which the Manager acts as investment adviser. The total net sales of PNC Advantage Institutional Money Market Fund for the six-month period ended September 30, 2011 was $984,798.
6.	Concentration of Risk

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds’ net asset value.
Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.
The following table summarizes the liquidity provisions related to the Master Fund’s investments in Investment Funds by investment strategy at September 30, 2011:

				Estimated
Investment Funds			Redemption	Remaining
by Investment Strategy	Fair Value	Redemption Period	Notice Period	Holding Period (2)

Credit Based (A)
Restricted (1)	$2,231,817	Annually - 3 years	90 days	7 - 12 months
Unrestricted	1,909,181	Quarterly	45 - 60 days	None

Event-Driven (B)
Restricted (1)	4,021,595	N/A	N/A	8 months
Unrestricted	933,379	Quarterly	90 days	None

Global Macro (C)
Restricted (1)	1,137,065	Quarterly	30 days	6 months
Unrestricted	2,574,488	Monthly	60 - 90 days	None

Hedged Equity (D)
Restricted (1)	116,608	N/A	N/A	Unknown
Unrestricted	4,742,062	Monthly - Quarterly	45 days	None

Managed Futures (E)
Unrestricted	963,377	Monthly	60 days	None

Multi-Strategy (F)
Restricted (1)	958,521	Quarterly	91 days	10 months
Unrestricted	1,180,096	Quarterly	90 days	None

Volatility (G)
Unrestricted	892,872	Quarterly	60 days	None

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011

(1)	As of September 30, 2011, certain of these Investment Funds have notified the Master Fund of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2)	Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets and suspended redemptions. For some illiquid investments, the remaining holding period is unknown and is either stated in the table or excluded from the range shown for other investments in the strategy.

(A)	Credit based aims to generate return via positions in the credit sensitive areas of the fixed income markets which generally covers corporate, structured and mortgage debt. A myriad of securities can be utilized for expressing long or short positions including investment grade corporate bonds, high yield bonds, bank loans, mortgage-backed securities, asset-backed securities, CDS, etc. Most portfolios are structured to have low interest rate exposure and many funds attempt to achieve returns with low/moderate volatility.

(B)	Event-driven covers several major strategies that all rely upon defined corporate events including merger arbitrage, activist, special situations/restructuring and distressed/bankruptcy investing. While market exposure can vary depending on the strategy and implementation, typically there is some exposure to large market movements, changes in credit spreads, market illiquidity and increased volatility.

(C)	Global macro seeks to profit from broad trends in global markets across equities, fixed income, credit, currency and commodity markets through a discretionary trading style typically predicated upon analysis of macroeconomic factors. Global macro tends to have low correlation with other strategies and offers performance opportunities in a variety of market environments.

(D)	Hedged equity focuses on equity strategies with low/moderate market exposure. The strategy attempts to profit from active security selection and management of long/short exposure profile. The funds have a modest cyclical dependence on equity returns and are typically managed to be low/moderate volatility.

(E)	Managed futures aims to profit from broad trends or reversals in global markets across equities, fixed income, credit, currency and commodity markets through systematic trading strategies typically executed through very liquid financial instruments. Managed futures strategies tend to be characterized by higher volatility returns but the uncorrelated nature of those returns can provide a benefit to overall portfolio construction.

(F)	Multi-strategy is an investment style that offers flexibility to allocate assets dynamically across a wide variety of strategies based on the opportunity set in each strategy at a given point in time.

(G)	Volatility strategies cover a range of investment styles that focus on trading the volatility of securities in various asset classes including equity, fixed income, etc. The exposures can range from long, short or neutral to the direction of the volatility of a security or asset class.
7.	Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.
8.	Guarantor Obligations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
9.	Investment Transactions
For the six-month period ended September 30, 2011, the aggregate purchases and sales of the Master Fund by the Fund amounted to $198,830 and $76,015, respectively, and by the TEDI Fund amounted to $1,032,631 and $74,346, respectively. For the same period, aggregate purchases and sales of investments (excluding short-term securities) by the Master Fund were $5,200,196 and $5,724,742, respectively.
10.	Tender Offer
On February 26, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2010. Tenders with a value of $2,487,621 were received and accepted by the Master Fund from Members. Members received a payment on August 2, 2010.
On February 26, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $1.5 million, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2010. Tenders with values in the amount of $985,130 and $1,502,491 were received and accepted by the Fund and TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and TEDI Fund entitling the Members to a payment on or about 30 days after June 30, 2010. Members of the Fund and TEDI Fund received initial payments of $886,617 and $1,352,241, respectively, on August 3, 2010 and the remaining amounts were paid promptly after completion of the Fund’s and TEDI Fund’s March 31, 2011 year-end audits.
On September 10, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on December 31, 2010. Tenders with a value of $1,005,207 were received and accepted by the Master Fund from Members. Members received a payment on January 28, 2011.
On September 10, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at December 31, 2010. Tenders in the amount of $1,005,207 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after December 31, 2010. Members of the Fund received initial payments of $904,686 on January 31, 2011 and the remaining amounts were paid promptly after completion of the Fund’s March 31, 2011 year-end audit.
On February 28, 2011, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2011. Tenders with a value in the amount of $1,027,612 were received and accepted by the Master Fund from Members. Members received payment on July 29, 2011.

PNC Absolute Return Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2011
On February 28, 2011, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2011. Tenders in the amount of $1,027,612 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after June 30, 2011. Members of the Fund received initial payments of $924,850 on July 29, 2011 and the remaining amounts will be paid in conjunction with the liquidation process for the Fund (see Note 12).
11.	Line of Credit
The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays an annual facility fee to Boston Private Bank & Trust Company and interest equal to one quarter of one percent of the amount of the facility outstanding. For the six-month period ended September 30, 2011, the Master Fund had no borrowings outstanding.
12.	Subsequent Events
On October 4, 2011, upon recommendation of the Manager to the Funds, the Board of Directors of the Funds voted to liquidate the Funds. Members with interests in any of the Funds were notified of the liquidations and provided with additional details regarding the process and timing of the liquidations. As part of the liquidation process, the Master Fund shall make distributions of its assets to the Feeder Funds in proportion to the relative number of Master Funds’ interests held by the Feeder Funds, and the Feeder Funds shall first make cash payments to all of their Members that are not affiliates of the Feeder Funds or the Manager (the “Non-Affiliated Members”) in complete liquidation of the Non-Affiliated Members’ Interests.
In connection with its approval of the liquidation of the Funds, on October 4, 2011 the Board of Directors of the Master Fund also approved the termination of Ramius Alternative Solutions LLC as investment adviser for the Master Fund. Effective December 4, 2011, Ramius will no longer serve as investment adviser to the Master Fund, and the Manager will assume the day to day portfolio management responsibilities for the Master Fund.
As of November 14, 2011, the Master Fund’s holdings of cash and equivalents amount to $5,330,247, representing 19.74% of the total value of Member’s Capital as of September 30, 2011.
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2011.

PNC Absolute Return Funds
Other Information (Unaudited)
September 30, 2011
Portfolio Holdings Disclosure
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission’s website at http://www.sec.gov.

Manager and Administrator
 PNC Capital Advisors, LLC
 Two Hopkins Plaza
 Baltimore,Maryland 21201
Adviser
 Ramius Alternative Solutions LLC
 599 Lexington Avenue, 19th Floor
 New York, NY 10020
Sub-Administrator
 BNY Mellon Investment Servicing (US) Inc.
 400 Bellevue Parkway
 Wilmington, DE 19809
Legal Counsel
 Ropes & Gray LLP
 Prudential Tower
 800 Boylston Street
 Boston,MA 02199-3600
Custodian
 BNY Mellon Investment Servicing Trust Company
 301 Bellevue Parkway
Wilmington, DE 19809

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

On October 4, 2011, upon recommendation of PNC Capital Advisors, LLC, the Investment Manager (the “Manager”) to PNC Absolute Return Master Fund LLC, PNC Absolute Return Fund LLC and PNC Absolute Return TEDI Fund LLC (collectively, the “Funds”), the Board of Directors of the Funds voted to liquidate the Funds. Members with interests in any of the Funds were notified of the liquidations and provided with additional details regarding the process and timing of the liquidations.
In connection with its approval of the liquidation of the Funds, on October 4, 2011 the Board of Directors of the Master Fund also approved the termination of Ramius Alternative Solutions LLC (“Ramius”) as investment adviser for the Master Fund. Effective December 4, 2011, Ramius will no longer serve as investment adviser to the Master Fund, and the Manager will assume the day to day portfolio management responsibilities for the Master Fund, although the Manager is only acting as a liquidator for the Master Fund and is not managing the Master Fund as a portfolio manager.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11.	Controls and Procedures.
(a)	The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PNC Absolute Return Master Fund LLC

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President
(principal executive officer)

Date November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President
(principal executive officer)

Date November 22, 2011

By (Signature and Title)*	/s/ John Kernan John Kernan, Treasurer
(principal financial officer)

Date November 22, 2011

*	Print the name and title of each signing officer under his or her signature.